Exhibit 99.1

. MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 IMPORTANT SPECIAL MEETING INFORMATION 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE SACKPACK 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE Electronic Voting Instructions DESIGNATION (IF ANY) Available 24 hours a day, 7 days a week! ADD 1 ADD 2 Instead of mailing your proxy, you may choose one of the voting ADD 3 methods outlined below to vote your proxy. ADD 4 VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. MMMMMMMMM ADD 5 Proxies submitted by the Internet or telephone must be received by ADD 6 1:00 a.m., Central Daylight Time, on [ ], 2017. Vote by Internet Go to www.envisionreports.com/HOMB Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Special Meeting Proxy Card 1234 5678 9012 345 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + A Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2. For Against Abstain For Against Abstain 1. Approval of the Agreement and Plan of Merger (the “Merger 2. Approval of one or more adjournments of the Company’s Agreement”) dated as of March 27, 2017, by and among special meeting, if necessary or appropriate, including Home BancShares, Inc., Centennial Bank, and Stonegate adjournments to solicit additional proxies in favor of the Bank, including the issuance of HBI common stock in the Share Issuance Proposal. merger as contemplated by the Merger Agreement (the “Share Issuance Proposal”). 3. Transact such other business as may properly come before the meeting or any adjournments thereof. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM1UPX 3406381 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 02MVLB

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON [ ], 2017: The Notice of Meeting, Joint Proxy Statement/Prospectus (including the Agreement and Plan of Merger) and Proxy Card are available at www.envisionreports.com/HOMB. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — HOME BANCSHARES, INC. 719 Harkrider Street, Suite 100 Conway, Arkansas 72032 (501) 339-2929 www.homebancshares.com NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To Be Held on [ ], 2017 This proxy is solicited on behalf of the Board of Directors. The undersigned constitutes and appoints Brian S. Davis and Jennifer C. Floyd or either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock of Home BancShares, Inc. (“HBI” or the “Company”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Company to be held on [ ], 2017, at [ .m.] (CDT) at the office of the Company, 719 Harkrider Street, Suite 100, Conway, Arkansas, for the purposes stated on the reverse side. Only shareholders of record on [ ], 2017, will be entitled to vote at the meeting or any adjournments thereof. A list of shareholders will be available for inspection at the office of the Company at 719 Harkrider Street, Suite 100, Conway, Arkansas, 72032, beginning two business days after the date of this notice and continuing through the meeting. YOUR VOTE IS IMPORTANT PLEASE EXECUTE YOUR PROXY WITHOUT DELAY